Creating the Premier Food & Specialty Beverage Packaging Company Exhibit 99.1

FORWARD LOOKING STATEMENT

I
SILGAN HOLDINGS INC.
Information provided and statements contained in this document that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform
Act of 1995. Such forward-looking statements only speak as of the date of this document, and Silgan and Graham assume no obligation to update the information included in this document. Such forward-looking statements include information concerning Silgan’s or Graham’s possible or assumed future results of operations. These statements often include words such as “approximately,” “believe,” “expect,”
“anticipate,” “intend,” “plan,” “estimate” or similar expressions and may include, but are not limited to, statements about the benefits of the proposed merger between Silgan and Graham, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical fact. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Silgan’s and Graham’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Silgan’s and Graham’s control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the expected closing date of the transaction; the possibility that the expected synergies and value creation from the proposed merger will not be realized, or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters in the foreign countries in which Silgan and Graham do business; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; the risk that a regulatory approval may be obtained subject to conditions; the risk that financing for the transaction may not be available on favorable terms; and Silgan’s and Graham’s ability to accurately predict future market conditions.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Silgan’s 2010 Annual Report on Form 10-K, Graham’s 2010 Annual Report on Form 10-K and each company’s other filings with the SEC available at the SEC’s website (http://www.sec.gov). Although Silgan and Graham believe that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, Silgan and Graham also disclaim any obligation to update their view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-
looking statements made in this document.

FORWARD LOOKING STATEMENT

I
SILGAN HOLDINGS INC.
Additional Information and Where to Find It:
The proposed merger transaction involving Silgan and Graham will be submitted to the respective stockholders of Silgan and
Graham for their consideration. In connection with the proposed merger, Silgan will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for the stockholders of Silgan and Graham to be filed with the Securities and
Exchange Commission (the “SEC”), and each will mail the joint proxy statement/prospectus to their respective stockholders and file other documents regarding the proposed transaction with the SEC as well. Silgan and Graham urge investors and stockholders to read the joint proxy statement/prospectus when it becomes available, as well as other documents filed with the SEC, because they will contain important information. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site,
http://www.sec.gov, from Silgan at 4 Landmark Square, Suite 400, Stamford, CT 06901, or from Graham at 2401 Pleasant Valley
Road, York, PA 17402.
Participants in Solicitation:
Silgan, Graham and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the respective stockholders of Silgan and Graham in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective stockholders of Silgan and Graham in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Silgan’s executive officers and directors in its definitive proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 29, 2010. You can find more information about Graham’s executive officers and directors in its definitive proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 30, 2010. You can obtain free copies of these documents from Silgan and
Graham using the contact information above.

AGENDA 3 I SILGAN HOLDINGS INC. About Silgan Strategic Rationale Financial Impact Next Steps / Q & A Compelling Combination to Create World’s Premier Food and Specialty Beverage Packaging Company

I
SILGAN HOLDINGS INC.
SILGAN SNAPSHOT
2010 Sales by Business
$3.4 Billion Total Sales
____________________
Note:  Silgan figures pro forma for full year of IPEC and Vogel & Noot acquisitions.
Focused portfolio of industry leading
consumer packaging franchises
Largest manufacturer of metal food
containers in North America
Leading positions in closures and plastic
containers
Long-term customer contracts and
near site / on site locations
83 manufacturing facilities
~9,000 employees and operations in 19
countries
Closures
Metal
Plastic
17%
64%
19%

OUR FRANCHISE FOCUS

I
SILGAN HOLDINGS INC.
Leading
Market
Positions
Best Value
(quality, price, service)
Leading Technology
and Manufacturing
Support
Long-term
Customer
Relationships
High Return
on Capital
Employed
Sustainable Competitive Advantage

HISTORICAL RETURNS

I
SILGAN HOLDINGS INC.
$1,878
$1,941
$1,988
$2,312
$2,421
$2,495
$2,668
$2,923
$3,121
$3,067
$3,072
$250
$750
$1,250
$1,750
$2,250
$2,750
$3,250
$3,750
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
AVERAGE ROCE = 18%
____________________
Notes:  ROCE calculated as Operating Profit divided by Total Year-end Debt and Equity
Sales from 2000 - 2003 reflect the adoption of EITF No. 00-10.
ROCE from 2000 – 2009 is adjusted to reflect the retrospective inventory accounting change from LIFO to FIFO for Plastics.
2010 not pro forma for Vogel & Noot and IPEC acquisitions.

FRANCHISE LANDSCAPE
Metal
Containers
Metal
Containers
Plastic
Containers
Plastic
Containers
Closures
Closures
Food
Specialty
Beverage
Personal
Care
Personal
Care

I
SILGAN HOLDINGS INC.
____________________
Note:  Size of circle indicative of North American market size.

Food and
Specialty
Beverage
Household
Personal Care
/ Specialty
Automotive
Lubricants
11%
6%
18%
65%

I
SILGAN HOLDINGS INC.
GRAHAM PACKAGING SNAPSHOT
2010 Sales by Business Unit
$2.8 Billion Total Sales
____________________
Note:     Graham Packaging figures pro forma full year for Liquid Container acquisition.
Leading global supplier of innovative plastic
containers for branded consumer products
Approximately 90% of sales in product
categories with leading market position
97 manufacturing facilities, of which ~1/3 of
plants are on-site with customers
8,200 employees
Operations in 15 countries

I
SILGAN HOLDINGS INC.
SUPERIOR TECHNOLOGY WITH A LONG
HISTORY OF INNOVATION
~ 80% of Products Utilize
Proprietary Technology
Process Technology Product Innovation
High-Speed Extrusion Blow Molding
Wheels
High-Speed PET Bottle Production
Multi-Layer Barrier Production
Light-Weighting Technologies
Hot-Fill Processing Capabilities
Post Consumer Recycling
World-Class Design Center
SlingShot™
ThermaSet™
G-Lite®
Multi-Layer Barrier
SurBond™, SurShot®
MonoSorb®
Over 1,000 Issued or Pending
Patents

HISTORICAL STABILITY THROUGH
RESIN VOLATILITY

I
SILGAN HOLDINGS INC.
$505
$479
$474
$470
$463
$459
$455
$450
$453
$444
$432
$423
$413
$401
$399
$455
$441
$250
$300
$350
$400
$450
$500
Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10
____________________
Notes: Dollars in millions.
Graham Packaging 2010 financials not pro forma for Liquid Container acquisition.
Graham Packaging LTM Adjusted EBITDA

AGENDA 11 I SILGAN HOLDINGS INC. About Silgan Strategic Rationale Financial Impact Next Steps / Q & A Compelling Combination to Create World’s Premier Food and Specialty Beverage Packaging Company

I
SILGAN HOLDINGS INC.
STRATEGIC RATIONALE
Creates Leading Food and Specialty Beverage Packaging Market Position
• #1 market positions across franchises
• High barriers to entry
• Stable end markets
Common Business Fundamentals to Silgan
• End market focus
• Entrenched customer partnerships
• Raw material passthroughs
• Focus on FCF, return on capital and operational excellence
Compelling Synergy Opportunities with Low Integration Risk
Accretive to Cash Flow, Earnings and Growth
Positions Shareholders to Realize Attractive Levered Equity Returns

I
SILGAN HOLDINGS INC.
COMPLEMENTARY
CONSUMER PACKAGING FRANCHISES
____________________
Note: Dollars in millions.
(1)  Silgan figures pro forma full year for IPEC and Vogel & Noot acquisitions.
(2)  Graham Packaging figures pro forma full year for Liquid Container acquisition; Liquid Container assumed to be 80% food & beverage.
Plastic
100%
=
By
Franchise
+
$3,437
$2,803
$6,240
By End
Market
(1)
Silgan
Pro forma
Graham Packaging
(2)
Balanced Franchise Portfolio Supporting Common
Food & Beverage Markets
Closures
Metal
Plastic
54%
35%
11%
Closures
Metal
Plastic
17%
64%
19%
77%
Food and Beverage Other
+ =
PF Food &
Beverage
1.6x SLGN
Standalone

BROAD GLOBAL FOOTPRINT: 180 OPERATING FACILITIES 14 I SILGAN HOLDINGS INC. 58 Silgan Plants 73 Graham Plants 21 14 1 2 9 Silgan (Cans, Closures) Silgan Plastics Graham 2

I
SILGAN HOLDINGS INC.
COMBINED WORLD CLASS CONSUMER
PACKAGING CUSTOMER BASE
Silgan / Graham
Common Heritage
On Site / Near Site
Manufacturing
Long-term Strategic
Partnerships
Raw Material
Passthroughs
BP Lubricants
Complementary Customer Base Across Multiple Products

FRANCHISES ALIGNED TO MARKETS
Metal
Containers
Plastic
Containers
Closures
Food
Specialty
Beverage
Personal
Care

I
SILGAN HOLDINGS INC.
____________________
Note:  Size of circle indicative of North American market size.

AGENDA 17 I SILGAN HOLDINGS INC. About Silgan Strategic Rationale Financial Impact Next Steps / Q & A Compelling Combination to Create World’s Premier Food and Specialty Beverage Packaging Company

TRANSACTION SUMMARY

I
SILGAN HOLDINGS INC.
Silgan has agreed to acquire Graham Packaging to form the world’s leading food and specialty beverage packaging company
0.402 Silgan shares + $4.75 in cash for total consideration of $19.56/ share
Total Enterprise Value of $4.1 billion
• 7.0x 2011E EBITDA
• 6.5x 2011E EBITDA (with $50 million synergies)
Pro forma Net Debt / Adjusted EBITDA of 3.9x, with expected rapid deleveraging from robust free cash flow
Voting agreements executed with:
• Silgan co-founders who beneficially own 29% of Silgan shares
• Blackstone and the Graham Family who collectively own 65% of Graham
Packaging shares
Expected closing in Q3

I
SILGAN HOLDINGS INC.
DEBT FINANCING SUMMARY
Transaction structured to maintain Ba2 / BB credit profile
Fully committed debt financing of $4.0 billion
Assuming $500 million of Graham bonds
$245 million change of control payment under Graham income
tax receivable agreements
• NPV of tax benefits received exceeds upfront payment

I
SILGAN HOLDINGS INC.
SYNERGY OPPORTUNITIES
Compelling Synergy Opportunities with Low Integration Risk
SG&A – $18 million
• Corporate / Administration
• Sales
• R&D / Technology
Procurement – $15 million
Operational / Best Practices – $17 million
$10
$30
$50
$0
$10
$20
$30
$40
$50
$60
Year 1 Year 2 Full
Run-Rate
Estimated Annual Impact
($mm)

21 I SILGAN HOLDINGS INC. DISCIPLINED FOCUS EBITDA Growth Cash Flow Generation Focus on ROCE Disciplined Long-Term Acquisition Strategy Capital Structure Franchise Building Value Creation

SUPERIOR RETURNS AND CASH FLOW

I
SILGAN HOLDINGS INC.
Adj. EBITDA – Capex as % of Sales
(1)
ROCE
18.0%
20.1%
19.4%
16.4%
18.1%
16.7%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
2008 2009 2010
9.3%
11.4%
11.6%
11.9%
13.9%
14.4%
0.0%
5.0%
10.0%
15.0%
2008 2009 2010
____________________
Notes: Return on Capital Employed (ROCE) defined as EBIT divided by the sum of total year-end debt and equity; Graham Packaging ROCE based on Adjusted EBIT.
2010 ROCE for Silgan not pro forma full year for IPEC and Vogel & Noot acquisitions.
(1) 2010 Silgan pro forma full year for IPEC and Vogel & Noot acquisitions; 2010 Graham Packaging pro forma full year for Liquid Container acquisition.
Silgan Graham Packaging

I
SILGAN HOLDINGS INC.
MULTIPLE DRIVERS OF FREE CASH FLOW
Operations
Proven Free Cash Flow of both Silgan and Graham
Packaging
Pro forma 2010 EBITDA of $1.1 billion (including $50
million of synergies)
Estimated 2011 combined Capex of ~$335 million
Low Cost of
Debt Capital
Pro forma total debt of ~$4.7 billion
Low-to-mid 5%’s expected weighted average cost of debt
Favorable
Tax
Attributes
Graham Packaging NOLs will offset taxable income by
~$175 million for first five years
~$60 million annual cash tax savings
Robust Free Cash Flow: ~$500mm ($5/share) in 1st Full Year
____________________
Note: Free cash flow defined as Operating Cash Flow less Capex on a pro forma basis.

4.1x
3.8x
3.4x
3.5x
2.5x
2.0x
2.8x
2.2x
1.8x
1.1x
1.7x
3.9x
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
4.0x
4.5x
$0.00
$15.00
$30.00
$45.00

I
SILGAN HOLDINGS INC.
DISCIPLINED FINANCIAL APPROACH
20+ year history of delivering
strong levered equity returns to
shareholders
Consistent Silgan track record
of deleveraging post-acquisition
Financial policy and
commitment to dividend
unchanged
____________________
Notes: 2000-2010 Net Leverage defined as EBITDA divided by Net Debt.
(1) Pro forma for Vogel & Noot and Graham acquisitions using adjusted EBITDA with $50mm in synergies assumed for Graham.
Net Leverage Ratio /
Stock Price Performance
(1)
Price ($) Net Leverage

15.4%
31.2%
9.8%
16.6%
2.7%
3.8%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
5-Year 10-Year
Packaging Peers
SLGN
S&P 500
TRACK RECORD OF SUPERIOR LEVERED
EQUITY RETURNS

I
SILGAN HOLDINGS INC.
____________________
Notes: Total Shareholder Return includes cumulative share price returns and dividends reinvested through April 1, 2011.
Packaging Peers include AptarGroup, Ball, Bemis, Crown, Owens-Illinois, Sealed Air and Sonoco.
Packaging Peers’ total shareholder return represents the average.
Total Shareholder Return CAGR

TRANSFORMATIVE TO SILGAN’S FINANCIAL
PROFILE

I
SILGAN HOLDINGS INC.
2010 Revenue 2010 EBITDA - Capex % of Sales
____________________
Notes: Silgan 2010 figures pro forma full year for IPEC and Vogel & Noot acquisitions.
2010 Silgan Adj. EBITDA includes adjustments per reconciliation in Appendix.
Graham Packaging 2010 Revenue, Adj. EBITDA and Capex figures pro forma full year for Liquid Container acquisition.
Pro forma Silgan and Graham Packaging Adj. EBITDA includes $50mm in synergies.
$7,941
$7,630
$6,633
$6,240
$4,835
$4,490
$4,124
$3,437
$2,803
$2,077
$0
$2,000
$4,000
$6,000
$8,000
CCK BLL OI PF BMS SEE SON SLGN GRM ATR
($mm)
14.4%
14.4%
13.7%
13.6%
11.6%
11.5%
10.3%
10.1%
9.9%
9.3%
0.0%
4.0%
8.0%
12.0%
16.0%
GRM SEE PF ATR SLGN OI BMS BLL SON CCK

ACQUISITION A PERFECT FIT WITH OUR
FRANCHISE CRITERIA…

I
SILGAN HOLDINGS INC.
Leading
Market
Positions
Best Value
(quality, price, service)
Leading Technology
and Manufacturing
Support
Long-term
Customer
Relationships
High Return
on Capital
Employed
Sustainable Competitive Advantage
WHITE CAP METAL CONTAINERS
GRAHAM PACKAGING

28 I SILGAN HOLDINGS INC. …AND OUR DISCIPLINED FOCUS EBITDA Growth Cash Flow Generation Focus on ROCE Disciplined Long-Term Acquisition Strategy Capital Structure Franchise Building Value Creation

AGENDA 29 I SILGAN HOLDINGS INC. About Silgan Strategic Rationale Financial Impact Next Steps / Q & A Compelling Combination to Create World’s Premier Food and Specialty Beverage Packaging Company

NEXT STEPS / Q & A 30 I SILGAN HOLDINGS INC. Raise permanent debt financing Shareholder votes at Silgan and Graham Customary regulatory approvals Expected closing Q3

31 I SILGAN HOLDINGS INC. APPENDIX Non-GAAP Reconciliation

I
SILGAN HOLDINGS INC.
EBITDA RECONCILIATION – SILGAN
($ in millions)
Reconciliation 2010 2009 2008
Net Income $144.6 $159.4 $125.0
Provision for income taxes 77.0 88.2 68.6
Interest and other debt expense 54.1 49.7 60.2
Loss on early extinguishment of debt 7.5 1.3 -
Income from Operations $283.3 $298.6 $253.7
Depreciation & Amortization 142.9 145.3 144.0
EBITDA $426.3 $443.9 $397.7
Rationalization charges 22.2 1.5 12.2
Stock option & RSU expenses 5.8 4.9 3.7
Venezuela Devaluation 3.2 - -
Adjusted EBITDA $457.5 $450.3 $413.6

I
SILGAN HOLDINGS INC.
NET LEVERAGE RECONCILIATION – SILGAN
($ in millions)
Reconciliation 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000
Total Debt $904.7 $799.4 $884.9 $992.5 $955.6 $700.4 $841.7 $1,002.6 $956.8 $944.8 $1,031.5
Less: Cash 175.2 305.8 163.0 95.9 16.7 20.5 35.4 12.1 58.3 18.0 20.1
Net Debt $729.4 $493.7 $721.9 $896.6 $938.9 $679.9 $806.3 $990.5 $898.5 $926.8 $1,011.4
Net Income $144.6 $159.4 $125.0 $126.8 $100.5 $90.3 $87.7 $42.9 $54.0 $40.7 $31.2
Equity Loss in Affiliates - - - - - - - 0.3 2.6 4.1 4.6
Provision for income taxes 77.0 88.2 68.6 73.0 48.9 62.7 60.7 28.2 36.9 29.5 23.1
Gain on assets contributed to Affiliate - - - - - - - - - (4.9) -
Interest and other debt expense 54.1 49.7 60.2 66.0 59.2 49.4 55.6 78.9 73.8 81.2 91.2
Loss on early extinguishment of debt 7.5 1.3 - - 0.2 11.2 1.6 19.2 1.0 - 6.9
Income from Operations $283.3 $298.6 $253.7 $265.8 $208.8 $213.6 $205.6 $169.4 $168.3 $150.6 $157.0
Depreciation & Amortization 142.9 145.3 144.0 138.0 126.2 121.2 118.5 111.3 95.7 95.5 89.0
EBITDA $426.3 $443.9 $397.7 $403.8 $335.0 $334.8 $324.1 $280.7 $264.0 $246.1 $246.0
Net Leverage Ratio 1.7x 1.1x 1.8x 2.2x 2.8x 2.0x 2.5x 3.5x 3.4x 3.8x 4.1x
____________________
Note:  Net Income from 2000-2009 is adjusted to reflect the retrospective inventory accounting change from LIFO to FIFO for Plastics.

I
SILGAN HOLDINGS INC.
EBITDA RECONCILIATION – GRAHAM
PACKAGING
($ in millions)
____________________
(1)Represents the net loss on disposal of fixed assets, stock-based compensation expense and equity income from unconsolidated subsidiaries.
(2)Represents annual fees paid to Blackstone Management Partners III L.L.C., through the date of the IPO, and a limited partner of Holdings pursuant to the Fifth Amended and Restated Limited Partnership Agreement, the
Monitoring Agreement and the Sixth Amended and Restated Limited Partnership Agreement.
(3)Represents costs related to the termination of the Monitoring Agreement, IPO bonus payments and other IPO-related costs.
(4)Represents costs related to the acquisition and integration of the Liquid Entities, China Roots and other entities.
(5)Represents costs related to a settlement to OnTech, plant closures, employee severance and other costs.
(6)Represents administrative expenses incurred by Blackstone.
Reconciliation 2010 2009 2008 2007 2006
Net Income $61.8 $14.3 ($57.9) ($207.4) ($121.1)
Loss from discontinued operations - 9.5 10.5 3.7 1.1
Income tax (benefit) provision (50.7) 27.0 13.0 20.3 27.5
Interest Income (0.7) (1.1) (0.8) (0.9) (0.6)
Interest Expense 185.6 176.9 180.0 210.4 207.4
Income from Operations $196.0 $226.5 $144.8 $26.1 $114.3
Depreciation & Amortization 171.1 158.6 175.5 201.7 204.6
EBITDA $367.1 $385.1 $320.3 $227.8 $318.9
Asset impairment charges 9.6 41.8 96.1 157.7 25.9
Increase in income tax receivable obligations 5.0 - - - -
Other non-cash charges
(1)
4.9 7.3 9.3 19.4 14.3
Fees related to monitoring agreements
(2)
1.5 5.0 5.0 5.0 5.0
Net loss on debt extinguishment 31.1 8.7 - - -
Write-off of amounts in accumulated other
comprehensive income related to interest rate swaps
7.0 - - - -
Contract termination fee and IPO-related expenses
(3)
39.6 0.2 - - -
Acquisition and integration expenses
(4)
20.3 - - - -
Venezuelan hyper-inflationary accounting 2.3 - - - -
Reorganization and other costs
(5)
16.0 14.2 22.0 22.0 34.6
Other administrative expenses
(6)
- 0.1 0.1 0.1 -
Adjusted EBITDA $504.4 $462.5 $452.8 $432.0 $398.7
Depreciation & Amortization 171.1 158.6 175.5 201.7 204.6
Adjusted EBIT $333.3 $303.9 $277.3 $230.3 $194.1

Creating the Premier Food & Specialty Beverage Packaging Company